SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 10, 2002

                        (Date of earliest event reported)



                          MILITARY RESALE GROUP, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)


          000-26463                              11-2665282
          ---------                              ----------
    (Commission File  No.)                  (I.R.S.  Employer
                                            Identification  No.)


            2180 Executive Circle, Colorado Springs, Colorado 80906
         -------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (719) 391-4564
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
         -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits.

             Exhibit  Number     Exhibit  Title
             ---------------     --------------

             99.1     Press  Release  dated  December  10,  2002

ITEM  9.  REGULATION  FD  DISCLOSURE

     On December 10, 2002, Military Resale Group, Inc. (the "Company") issued a press release to announce that, to the Company's knowledge, Richard Spradling, an individual proposing to sell 100,000 shares of the Company's common stock pursuant to two Notices of Proposed Sale of Securities on Form 144 filed with the Securities and Exchange Commission, is not a registered holder of shares of the Company's common stock. A copy of the press release is attached as an exhibit hereto.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MILITARY  RESALE  GROUP,  INC.


Date:  December  11,  2002               By:     /s/  Ethan  D.  Hokit
                                                 ---------------------
                                         Name:  Ethan  D.  Hokit
                                         Title:  President

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